UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 16, 2019

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-38323	82-3074668
(Commission File Number)	(IRS Employer Identification No.)

1001 Research Park Blvd., Suite 100

Charlottesville, Virginia 22911

(Address of principal executive offices and zip code)

(434) 422-9800

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	ADIL	NASDAQ

Warrants	ADILW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On August 16, 2019, Adial Pharmaceuticals, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following three (3) proposals and votes were cast as described below. These matters are described in detail in the Company’s definitive proxy statement for the Annual Meeting (the “Definitive Proxy Statement”), which was filed with the Securities and Exchange Commission on July 8, 2019.

Proposal 1 — Election of Directors

The following two (2) individuals were elected as Class I directors, each to serve a three-year term until the Company’s 2022 Annual Meeting of Stockholders or until their successors are elected and qualified with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes

(1) William B. Stilley, III	4,908,608	306,982	2,715,995
(2) Kevin Schuyler	4,931,094	284,496	2,715,995

Proposal 2 — Ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019

The stockholders ratified and approved the appointment of Friedman LLP. as the Company’s independent registered public accounting firm for the year ending December 31, 2019 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,845,763	43,588	42,234	0

Proposal 3 — Approval of an amendment to the Company’s 2017 Equity Incentive Plan to increase the number of shares of common stock authorized for grant under the plan from 1,750,000 to 3,500,000

The stockholders approved the amendment to the Company’s 2017 Equity Incentive Plan to increase the number of shares of common stock authorized for grant under the plan from 1,750,000 to 3,500,000 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,005,772	1,113,054	96,763	2,715,996

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2019	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ William B. Stilley, III
	Name:	William B. Stilley
	Title:	President and Chief Executive Officer

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